EXHIBIT 99.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Sunland Entertainment Co., Inc., a Delaware corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the “10-KSB Report”) that:

(1)                                  the 10-KSB Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2003	/s/ Roger Burlage
Roger Burlage
Co-President and
Chief Executive Officer

Date: April 14, 2003	/s/ Gary Freeman
Gary Freeman
Chief Financial Officer and
Corporate Secretary